UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2024

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On November 15, 2024, WiSA Technologies, Inc. (the “Company” or “WiSA”) hosted a conference call to deliver to the Company’s stockholders a presentation of the Company’s third quarter results. The Company released presentation materials that incorporate, among other items, the Company’s third quarter 2024 update, recent business highlights and an update regarding the asset purchase with Data Vault Holding Inc. (“Data Vault”). A transcript of the conference call is hereby furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”) and is incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This communication, including Exhibit 99.1, contains forward-looking statements within the meaning of Section 27A of Securities Act, and Section 21E of the Exchange Act. These forward-looking statements, include, among others, the Company’s and Data Vault’s expectations with respect to the proposed asset purchase (the “Asset Purchase) between them, including statements regarding the benefits of the Asset Purchase, the anticipated timing of the Asset Purchase, the implied valuation of Data Vault, the products offered by Data Vault and the markets in which it operates, and the Company’s and Data Vault’s projected future results and market opportunities, as well as information with respect to WiSA’s future operating results and business strategy. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of a variety of factors, including, but are not limited to: (i) risks and uncertainties impacting WiSA’s business including, risks related to its current liquidity position and the need to obtain additional financing to support ongoing operations, WiSA’s ability to continue as a going concern, WiSA’s ability to maintain the listing of its common stock on Nasdaq, WiSA’s ability to predict the timing of design wins entering production and the potential future revenue associated with design wins, WiSA’s ability to predict its rate of growth, WiSA’s ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity, consumer demand conditions affecting WiSA’s customers’ end markets, WiSA’s ability to hire, retain and motivate employees, the effects of competition on WiSA’s business, including price competition, technological, regulatory and legal developments, developments in the economy and financial markets, and potential harm caused by software defects, computer viruses and development delays, (ii) risks related to the Asset Purchase, including WiSA’s ability to close the Asset Purchase in a timely manner or at all, or on the terms anticipated, whether due to WiSA’s ability to satisfy the applicable closing conditions and secure stockholder approval from WiSA stockholders or otherwise, as well as risks related to WiSA’s ability to realize some or all of the anticipated benefits from the Asset Purchase, (iii) any risks that may adversely affect the business, financial condition and results of operations of Data Vault, including but not limited to cybersecurity risks, the potential for AI design and usage errors, risks related to regulatory compliance and costs, potential harm caused by data privacy breaches, digital business interruption and geopolitical risks, and (iv) other risks as set forth from time to time in WiSA’s filings with the U.S. Securities and Exchange Commission (the “SEC”). The information in this communication is as of the date hereof and neither the Company nor Data Vault undertakes any obligation to update such information unless required to do so by law. The reader is cautioned not to place under reliance on forward looking statements. Neither the Company nor Data Vault gives any assurance that either the Company or Data Vault will achieve its expectations.

This communication shall not constitute an offer to sell, or the solicitation of an offer to buy, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Additional Information and Where to Find It

In connection with the proposed Asset Purchase, WiSA intends to file with the SEC a definitive proxy statement. The definitive proxy statement for WiSA (if and when available) will be mailed to stockholders of WiSA. WISA STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ASSET PURCHASE.

WiSA stockholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about WiSA and Data Vault, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC will also be made available free of charge by contacting WiSA using the contact information below.

Participants in the Solicitation

WISA and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from WiSA’s stockholders in connection with the Asset Purchase. Stockholders are urged to carefully read the proxy statement regarding the Asset Purchase when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of WiSA’s stockholders in connection with the Asset Purchase will be set forth in the proxy statement when it is filed with the SEC. Information about WiSA’s executive officers and directors will be set forth in the proxy statement relating to the Asset Purchase when it becomes available. You can obtain free copies of these and other documents containing relevant information at the SEC’s web site at www.sec.gov or by directing a request to the address or phone number set forth below.

For further information, please contact:
WiSA Technologies, Inc.
15268 NW Greenbrier Pkwy
Beaverton, OR 97006
(408) 627-4716

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Earnings Call Transcript, dated November 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2024	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer